	Corbin Multi-Strategy Fund, LLC
	Schedule of Investments (Unaudited)
	June 30, 2020

Strategy	Investments	Shares	Cost	Fair Value
	Investment Funds - 86.73%[1]
	Asset-Backed Securities - 11.65%
	East Lodge Capital Credit Opportunities Fund, LP		$3,000,000	$2,277,938
	East Lodge Capital Credit Opportunities Fund, Ltd.		2,878,290	2,869,915
	Perella Weinberg Partners Asset Based Value Offshore Fund, LP		991,246	929,310
	Serengeti Lycaon Overseas, Ltd.		3,413,400	5,245,294
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP*		223,837	206,393
			10,506,773	11,528,850
	Equity Special Situations - 0.03%
	Luxor Capital Partners Offshore Liquidating SPV, Ltd.		43,604	25,429
			43,604	25,429
	Event Driven/Distressed - 11.69%
	Centerbridge Credit Partners Offshore, Ltd.		66,752	65,640
	Garrison Special Opportunities Fund, LP		4,413	2,769
	Redwood Argentina Offshore Fund, Ltd.		105,842	101,299
	Redwood Domestic Fund, LP		5,500,000	5,478,602
	Redwood Offshore Fund, Ltd.		3,055,724	4,639,168
	Tor Asia Credit Fund		1,312,500	1,235,635
	West Face Long Term Opportunities Fund, Ltd.		53,051	48,145
			10,098,282	11,571,258
	Global Macro - 14.63%
	Autonomy Global Macro Fund, Ltd.		5,867,805	8,185,839
	D.E. Shaw Oculus International Fund		3,816,911	6,292,586
			9,684,716	14,478,425
	Long/Short Equity - 36.15%
	Cadian Fund LP		5,000,000	6,692,637
	Cadian Offshore Fund Ltd.		2,685,243	6,132,305
	Pelham Long/Short Fund, LP		2,746,455	3,097,209
	Pelham Long/Short Fund, Ltd.		1,234,622	2,081,116
	Pelham Long/Short Small Cap Fund, Ltd.		2,625,000	2,297,768
	SRS Partners US, LP		5,000,000	4,849,757
	SRS Special Opportunities (CAR) Master, LP		275,290	451,599
	Steamboat Capital Partners Fund, LP		3,000,000	2,916,446
	Steamboat Capital Partners Offshore Fund, Ltd.		2,989,359	3,162,598
	Tal China Focus Fund		3,000,000	4,090,034
			28,555,969	35,771,469
	Relative Value - 12.58%
	D.E. Shaw Composite International Fund		5,604,994	12,169,682
	Myriad Opportunities Offshore Fund Ltd.		249,118	274,359
			5,854,112	12,444,041
	Total Investments in Investment Funds		64,743,456	85,819,472
	Investment in Securities 4.9%
	Collateralized Loan Obligations - 2.47%
	Anchorage Credit Funding 2019-9A, Ltd.*
	(Estimated Yield: 12.50%; Maturity Date: 10/25/2037; Par Value: $680,000)		680,000	447,100
	Atrium CLO 12A-FR, Corp.*
	(Interest Rate: 8.00%, (3-Month USD Libor+690 basis points); Maturity Date: 4/22/2027; Par Value: $500,000)		458,975	364,867
	Diameter Credit Funding I 2019-1A, Ltd.*
	(Estimated Yield: 12.50%; Maturity Date: 7/25/2037; Par Value: $750,000)		750,000	521,851
	Strata CLO I, Ltd.*
	(Interest Rate: 7.08% (3-Month USD Libor+708 basis points); Maturity Date: 1/15/2031; Par Value: $1,000,000)		970,000	701,532
	TICO CLO 2018-IA, Ltd.*
	(Interest Rate: 7.56% (3-Month USD Libor+577 basis points); Maturity Date: 4/26/2028; Par Value: $500,000)		457,500	405,229
			3,316,475	2,440,579

Corbin Multi-Strategy Fund, LLC
Schedule of Investments (Unaudited) - Continued
June 30, 2020	Shares	Cost	Fair Value
Equity - 2.31%
Garrison Capital, Inc.*	91,791	$1,274,584	$310,254
Third Point Offshore Investors Ltd.	135,167	1,897,918	1,973,438
		3,172,502	2,283,692

Purchased Options Contracts 0.12%	Contracts	Cost	Fair Value
Put Options - 0.12%
S&P 500 Index
Exercise Price: $3,050.00, Notional Amount: $2,440,000,
Expiration Date: July 17, 2020	8	59,864	40,800
Exercise Price: $3,040.00, Notional Amount: $3,360,000,
Expiration Date: July 31, 2020	11	96,690	79,750
		156,554	120,550
Total Investments in Securities		6,645,531	4,844,821

Total Investments (Cost $71,388,987) - 91.63%			90,664,293
Other assets in excess of liabilities - 8.37%			8,286,481
Net Assets - 100%			$98,950,774

*	Investment is income-producing.
[1]	All or portion of these securities are are segregated as collateral for a Line of Credit.

Number of					Unrealized
Contracts		Expiration	Notional	Value at	Appreciation
Long (Short)	Description	Date	Value	June 30, 2020	(Depreciation)

(22)	E-Mini S&P 500	September 2020	(3,368,255)	(3,399,220)	(30,965)

TOTAL FUTURES CONTRACTS			$(3,368,255)	$(3,399,220)	$(30,965)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

								Premiums	Unrealized
	Reference	Buy/Sell(1)	Pay/Receive	Fixed	Expiration	Notional	Fair	Paid/	Appreciation/
Exchange	Entity	Protection	Fixed Rate	Rate	Date	Value(2)	Value (3)	(Received)	(Depreciation)

Intercontinental Exchange	CDX North America
	High Yield Index	Buy	Pay	5.00%	12/20/2022	$685,300	$(3,410)	$36,575	$(39,985)
	Series 29
Intercontinental Exchange	CDX North America
	Investment Grade Index	Buy	Pay	1.00%	12/20/2022	$2,145,000	$(14,106)	$51,696	$(65,802)
	Series 29
TOTAL SWAP CONTRACTS						$2,830,300	$(17,516)	$88,271	$(105,787)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Corbin Multi-Strategy Fund, LLC
Schedule of Investments (Unaudited) - Continued
June 30, 2020	Contracts	Cost	Fair Value
Written Options Contracts
Call Options Contracts
S&P 500 Index
Exercise Price: $3,300.00, Notional Amount: $2,640,000,
Expiration Date: July 17, 2020	(8)	$(18,776)	$(3,600)
Exercise Price: $3,260.00, Notional Amount: $3,586,000,
Expiration Date: July 31, 2020	(11)	(42,360)	(21,439)
			(25,039)
Put Options Contracts
S&P 500 Index
Exercise Price: $2,900.00, Notional Amount: $2,320,000,
Expiration Date: July 17, 2020	(8)	(33,576)	(16,400)
Exercise Price: $2,900.00, Notional Amount: $3,190,000,
Expiration Date: July 31, 2020	(11)	(61,325)	(43,263)
			(59,663)
Total Written Options Contracts			$(84,702)

See accompanying notes to schedule of investments.

Corbin Multi-Strategy Fund, LLC

Notes to Schedule of Investments

June 30, 2020 (Unaudited)

Note 1 - Valuation of Investments

The Board has formed a Valuation Committee (the “Valuation Committee”) that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures (defined below) adopted by the Board. The Fund’s Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). The fair value of equity securities are determined using last traded or closing prices as reported on the primary exchange where securities are traded and are generally categorized within Level 1 of the Fund’s fair value hierarchy. If no sales of such equity securities are reported on a particular day, the securities are generally valued based upon their closing bid prices. In any case where the Adviser believes that (i) the agreed upon valuation methodology is not appropriate or (ii) market quotations for a security are unavailable, unreliable, or not reflective of the security’s fair value, the investment team will recommend a fair valuation for review by the Valuation Committee. The Valuation Committee shall determine the fair value of the security by taking into account such factors deemed relevant.

The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Board using net asset value (“NAV”). The fair value of an Investment Fund ordinarily will be the NAV of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its Investment Manager, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive the NAV of its interests amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“FASB ASC 820”) permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment by the Fund by strategy can be found in the Schedule of Investments.

Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the period ended June 30, 2020, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Note 2 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•	Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•	Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third-party pricing source as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of June 30, 2020 is as follows:

Description	Total Fair Value at 6/30/2020	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities
Equity	$2,283,692	$2,283,692	$—	$—
Collateralized Loan Obligations	2,440,579	—	2,440,579	—
Investment Funds (1)	85,819,472	—	—	—
Purchased Options Contracts	120 ,550	120,550	—	—
Total Assets	$90,664,293	$2,404,242	$2,440,579	$—
Liabilities
Written Options Contracts	$84,702	$84,702	$—	$—
Other Financial Instruments (2)
Futures Contracts	30,965	30,965	—	—
Swap Contracts	105 ,787	—	105,787	—
Total Liabilities	$221,454	$115,667	$105,787	$—

(1)	Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, based on the guidance in FASB ASC 820. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(2)	Other financial instruments are derivative instruments such as Swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

There were no Level 3 securities held during the period nor any transfers into or out of Level 3 of the fair value hierarchy.